UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 8, 2010

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Ghost Technology, Inc.
(Exact name of registrant as specified in its charter)

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Delaware	00-31705	91-2007477
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

20801 Biscayne Blvd., Suite 403, Aventura, FL 33180
 (Address of Principal Executive Office) (Zip Code)

(786) 923-5954
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 8, 2010, Marco Zambolin resigned as a director of Ghost Technology, Inc. (the “Company”).  Also on October 8, 2010, Gianfranco Gracchi resigned as Chief Financial Officer and Treasurer of the Company.  Mr. Gracchi remains as a director, Chief Executive Officer and President of the Company.  The Company has appointed Cristina Avramut as its Chief Financial Officer and Treasurer.  Since 2008, Ms. Avramut has been a personal assistant to Mr. Gracchi.  Ms. Avramut is married to Mr. Gracchi.  Ms. Avramut will receive a monthly salary of $1,500.

On October 13, 2010, Nerio Montesel resigned as a director of the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

	By:	/s/ Gianfranco Gracchi
Gianfranco Gracchi
Chief Executive Officer and President

Date: October 13, 2010

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